UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2016

Differential Brands Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1231 South Gerhart Avenue, Commerce, California		90022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 323-890-1800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 28, 2016, Differential Brands Group Inc. (formerly named Joe’s Jeans Inc.), a Delaware corporation (the “Company”), entered into the First Amendment to Asset Purchase Agreement (the “Amendment”) with GBG USA Inc., a Delaware corporation (“Operating Asset Purchaser”), which amends the asset purchase agreement (the “Operating Asset Purchase Agreement”), dated as of September 8, 2015, between the Company and the Operating Asset Purchaser, pursuant to which the Company sold certain inventory and other assets and liabilities related to the Company’s business operated under the brand names “Joe’s Jeans,” “Joe’s,” “Joe’s JD” and “else” (the “Joe’s Business”) for an aggregate purchase price of $13 million. Among other things, the Amendment provides for (i) the delayed transition of certain employees to the Operating Asset Purchaser, (ii) the Company to share certain costs and expenses relating to the operation of certain retail store locations until February 29, 2016, and (iii) the transfer of seven additional retail store locations to the Operating Asset Purchaser.

The foregoing description of the Operating Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Operating Asset Purchase Agreement, which was described in and included as an exhibit to the Company’s Current Report on Form 8-K filed September 9, 2015, which is incorporated herein by reference. A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference to the exhibit filed hereto.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On January 28, 2016, the Company completed the previously disclosed sale of certain delayed transfer assets and liabilities related to the retail stores of the Joe’s Business, in accordance with the terms of the Operating Asset Purchase Agreement, as amended by the Amendment. The descriptions of the Amendment and the Operating Asset Purchase Agreement set forth above and incorporated by reference in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

2.1*                                                                                                                        First Amendment to Asset Purchase Agreement, dated as of January 28, 2016, by and between the Company and GBG USA Inc.

*                                         Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Differential Brands Group Inc.

February 3, 2016	By:	/s/ Hamish Sandhu
Name: Hamish Sandhu
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	First Amendment to Asset Purchase Agreement, dated as of January 28, 2016, by and between the Company and GBG USA Inc.

*                                         Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.